STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		128 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012
Revenue	$ 188,772	$ 96,637	$ 301,434
Cost of goods sold	128,540	56,080	191,760
Gross margin	60,232	40,557	109,674
General and administrative expense	6,285,905	3,561,566	15,750,363
Operations expense	761,047	351,662	2,290,581
Sales and marketing expense	172,970	232,716	1,061,455
Interest expense	259,349	230,374	926,456
(Gain) loss on valuation of equity-linked instruments	3,116	151,118	(628,070)
Total expense	7,482,387	4,527,436	19,400,785
Net loss available to common shareholders	$ (7,422,155)	$ (4,486,879)	$ (19,291,111)
Loss per common share - basic and diluted (in dollars per share)	$ (0.11)	$ (0.18)	$ (1.59)
Weighted average shares used in computation - basic and diluted (in shares)	69,587,814	24,282,433	12,143,184